Exhibit 10.2

              MPI PREPAID DEBIT CARD CO-BRAND MARKETING AGREEMENT

     This Agreement is dated as of November 25, 2007, between Berman Marketing Group, Inc., ("Marketer") a Nevada Corporation at 18500 Von Karman Suite 530 Irvine, CA 92612 and Merchant Processing International, Inc. a California Corporation at 18500 Von Karman Suite 530 Irvine, CA 92612, ("MPI")

     R E C I T A L S

A.     Marketer is in the business of marketing prepaid debit cards.

B. Marketer would like to market the MPI prepaid debit card products or any other card products developed by MPI.

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and conditions hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

                            ARTICLE I - DEFINITIONS

SECTION 1.1     Definitions

     Except as otherwise specifically indicated, the following terms shall have the following meanings in this Agreement (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     (a) Account means a numbered account that a Cardholder may access by use of the Card issued to the Cardholder, and includes the record of debits and credits between the issuing MPI and Cardholder with respect to a Card.

     (b) Balance means the amount funded by MPI with respect to an Account, less any charges or withdrawals made by the Cardholder, which a Cardholder may access by use of the Card issued to the Cardholder.

     (c) BIN means Bank Identification Number and is a number given by a System.

     (d) By-laws and Operating Rules mean the By-laws and Operating Rules of a System.

     (e) Card means a financial services card, which is issued pursuant to the Operating Rules of VISA, MasterCard or other similar network, and held by a Cardholder entitling such holder to access the Balance

     (f) Card Account Income means all revenue received from a Cardholder as disclosed in the Cardholder Agreement, including but not limited to, annual fees, cash transaction fees, balance inquiry fees, and other fees as specified from time to time including interchange fees collected as the result of card usage.

     (g) Cardholder means a person who is issued a Card pursuant to the Program.

     (h) Cardholder Agreement means the agreement between the issuing bank and Cardholder governing the terms and use of a Card.

     (i) Cardholder Settlement Account means the deposit account held at issuing bank and funded by the bank for the purpose of offsetting Settlement charged by a System and paid by issuing bank.

     (j) Deposit Account means a demand, time, savings, passbook, or like account maintained with a bank, savings and loan association, and credit union or like organization, other than an account evidenced by a certificate of deposit.

     (k) Graphic Standards mean all standards, policies, and other requirements adopted by a System from time to time with respect to use of its Marks.

     (l) Insolvency Event occurs, with respect to a party, when such party:

          (i) is dissolved, becomes insolvent, generally fails to pay or admits in writing, its inability generally to pay its debts as they become due;

          (ii) makes a general assignment, arrangement or composition agreement with or for benefit of its creditors; or

          (iii) files a petition in bankruptcy or institutes any action under federal or state law for the relief of debtors or seeks or consents to the appointment of an administrator, receiver, custodian, or similar entity for winding up of its business (or has such a petition or action filed against it and such petition, action or appointment is not dismissed or stayed within thirty (30) days.)

     (m) Interchange Fee means the fee paid to the issuer by an acquiring financial institution for a transaction, as established by a System from time to time.

     (n) Item means the electronic messages which communicate and effect a transaction among bank, MPI, a Cardholder, and Marketer.

     (o) Mark means the service marks and trademarks of the Marketer, System, issuing bank, or MPI, including but not limited to, the names and other distinctive marks or logos which identify Marketer, System, issuing bank, or MPI.

     (p) Membership means the membership in a System and licensing rights thereto obtained by the issuing bank.

     (q) Operating Rules mean the operating rules and regulations adopted and written by VISA, MasterCard, other networks or the issuing bank, as the case may be, as the same may from time to time be amended, modified, or supplemented and applicable to an Account or the transactions contemplated by this Agreement.

     (r) Par Value means one hundred percent (100%) of the dollar balance of a card account receivable.

     (s) Processing Services mean those services which are necessary to issue a Card and process an Account transaction in accordance with the By-laws and Operating Rules of a System and rules of any Regulatory Authority. Such services shall include but not be limited to: account set-up and maintenance, Card design, Card production, Card issuance, transaction processing, settlement, system access, Cardholder dispute resolution, customer service, system compliance, regulatory compliance, security and fraud control, collections, and activity reporting.

     (t) Program means all marketing, evaluation, processing, administration, supervision and maintenance of the Cards, Accounts, and Cardholders established under this Agreement.

     (u) Program Materials mean all materials and methods of marketing used by Marketer in connection with this Agreement including, without limitation, any advertisements, brochures, telephone scripts, applications, Cardholder Agreements, agreements with Third Party Clients, statements and similar materials.

     (v) Program Revenues mean all interchange fee revenues generated by or accruing under a Card marketed and governed by this Agreement.

     (w) Regulation E means (i) the regulations, all amendments thereto and official interpretations thereof (12 C.F.R. Part 205) issued by the Board of Governors of the Federal Reserve System implementing Title IX (Electronic Funds Transfer Act) of the Consumer Credit Protection Act as amended (15 U.S.C. 1693 et. seq.), and (ii) the Electronic Funds Transfer Act and any amendments thereto.

     (x) Regulatory Authority means, as the context requires, any System; the Federal Deposit Insurance Corporation; the Federal Reserve Board; and any Federal or state agency having jurisdiction over issuing bank, MPI, or Marketer.

     (y) Rules mean the By-Laws and Operating Rules of any System, the published regulations and official interpretations of any Regulatory Authority, and any local, state, and federal statutes, regulations, rules, or orders applicable to the acts of the issuing bank, MPI, Marketer, or Cardholders under this Agreement.

     (z) Settlement means the movement of funds between issuing bank, and an independent processing organization in accordance with the procedures they have established with a financial institution other than issuing bank, and System members in accordance with the Rules.

     (aa) System means MasterCard, VISA, Cirrus, Plus, and/or any other card network system of transmitting Items and settlement thereof.

                        ARTICLE II - DUTIES OF MARKETER

SECTION  2.1     Marketing  of  Cards
                 --------------------

     Marketer shall promote and market the MPI Cards issued by the MPI designated issuing bank and processed and serviced by a MPI approved processor in accordance with the terms and conditions of this Agreement.

SECTION  2.2     Program  Materials
                 ------------------

     MPI shall, at its expense, develop Program Materials to be used to market the Cards. MPI shall be responsible for insuring that all Program Materials comply with the Rules. Marketer may submit additional marketing materials to MPI for its prior review and approval before using the same in connection with the Program. Special marketing Materials may be requested by Marketer and provided by MPI at cost. Marketer shall not use any Program Materials to market or solicit Cards, or that otherwise refer to MPI or debit or prepaid debit cards issued by MPI, unless the same have been approved by MPI in writing. MPI's approval of Program Materials shall not relieve Marketer of its obligation to ensure that the Program Materials comply with the Rules. Marketer agrees that MPI may, in its sole discretion, reject any Program Materials.

     MPI  may  also  provide  the  following  Program  Materials:

     i.  Private  Labeled  cards;
     ii.  Private  Labeled  carriers;  and
     iii.A  Private  Labeled  website.

     Marketer agrees that the Program Materials shall be and remain the property of MPI and, when directed by MPI, Marketer shall destroy or return to MPI any Program Materials containing MPI's name or any Marks of MPI.

SECTION  2.3     Printing  of  Cards  and  Cardholder  Agreements
                 ------------------------------------------------

     All Cards and Cardholder Agreements shall identify the MPI designated bank as the issuer of the Cards and include such other names and Marks as may be required to conform to the Graphic Standards and comply with all applicable Rules. The Card and Cardholder Agreement shall be provided by MPI to Marketer.

SECTION 2.4     Establishment of Cardholder Accounts; Maintenance of
                ----------------------------------------------------
Applications
------------

     The MPI designated bank shall be responsible for accepting Cardholder Agreements and for determining and funding the amount of a Cardholder's Account Balance by funding the Cardholder Settlement Account as specified herein. MPI shall review all proposed Cardholder Agreements and preliminarily approve or disapprove of the same in compliance with any requirements established by the issuing bank. Final approval of all new Cardholders shall be reserved to the issuing bank.

SECTION  2.5     Card  Pricing
                 -------------

     All charges and fees to be paid by Cardholders shall comply with all Rules governing the issuance of Cards by MPI and the issuing bank. MPI shall establish the Card pricing and provide the pricing to Marketer.

SECTION  2.9     MPI  Approved  Processor  Processing  and  Servicing
                 ----------------------------------------------------

     MPI shall at all times maintain a prepaid debit services reseller agreement with a MPI approved processor. Marketer shall be responsible for all fees, costs, and charges of a MPI approved processor for services provided in connection with the Program.

SECTION  2.10     Access  to  Program  Documents  and  Information
                  ------------------------------------------------

     MPI shall at all times have access to all data, information and documents concerning the Program and the Cardholders which Marketer may acquire or which may be in the control or possession of Marketer or a MPI approved processor, including, but not limited to, Cardholder Agreements, information concerning Program Revenues, information concerning transactions, and agreements affecting the management and administration of the Program. Marketer shall make such data, information, and documents available to Marketer at Company's sole cost and expense.

SECTION  2.11     ISO  Application  and  Administrative  Fees
                  -------------------------------------------

     MPI shall complete all registration requirements, including any necessary Independent Sales Organization (ISO) applications, for Marketer. Marketer shall deliver to MPI, within three (3) business days of receipt, a copy of all notices or correspondence it receives from any System, Regulatory Authority, or law enforcement agency relating to the Program. Marketer acknowledges and agrees that it is responsible for any and all obligations related to the operations of the Program which are imposed upon MPI whether by a System, an issuing bank, or by a Regulatory Authority, under applicable Rules, promptly after receipt of notice thereof from MPI.

SECTION  2.12     Liability  of  Parties  for  System  and  Regulatory  Claims
                  ------------------------------------------------------------

     Marketer shall be liable to each System and/or MPI for any and all liabilities and every loss, claim, demand, and cause of action (including, without limitation, the cost of investigating the claim, the cost of litigation and reasonable attorneys' fees, whether or not legal proceedings are instituted, as the case may be) by or on behalf of any System or any Cardholder as a result of Marketer's alleged failure to comply with the Rules or its obligations under this Agreement.

      (a) MPI shall be liable to Marketer for any and all liabilities and every loss, claim, demand, and cause of action (including without limitation, the cost of investigating the claim, the cost of litigation and reasonable attorneys' fees, whether or not legal proceedings are instituted, as the case may be) brought by or on behalf of any party as a result of MPI' or any Systems alleged failure to comply with the Rules or its obligations under this Agreement.

SECTION  2.13     Regulatory  Examinations,  Audits,  and  Financial Information
                  --------------------------------------------------------------

     (a) Marketer agrees to submit to any examination which may be required by any Regulatory Authority with audit and examination authority over MPI, to the fullest extent of such regulatory authority. MPI shall, if possible, provide Marketer with prior notice of any such audit or examination promptly after being notified by such Regulatory Authority.

     (b) Marketer agrees that MPI (either directly or by the use of accountants or other agents or representatives) may audit, inspect, and review Marketer and its files, records, and books relating to the Program. Marketer agrees to submit to MPI such information as MPI may from time to time reasonably request in order to ascertain Marketer's compliance with the requirements of this Agreement, compliance with the Program, and compliance with all applicable laws and regulations, and Marketer shall further provide copies and results of any audits, examinations, or similar reviews with respect to the Program which Marketer may undertake of itself.

     (c) Marketer acknowledges that MPI is entitled to information concerning the financial condition and stability of Marketer and its ability to meet its financial commitments. Marketer agrees to provide MPI such information concerning the foregoing as MPI may from time to time reasonably request.

     (d) Marketer agrees to provide MPI upon execution of this Agreement with organizational charts reflecting ownership of Marketer, its subsidiaries (if any), and relationships with all affiliates of Marketer. Marketer shall promptly provide MPI with such information as necessary to update the same so that MPI at all times will have current, accurate information concerning the matters described in the first sentence of this subsection.

     (e) Marketer agrees to promptly provide MPI with copies of (i) any notices, summons, complaints, determination letters, or similar documents commencing or giving notice of any lawsuit, arbitration proceeding, or other proceedings or actions commenced or threatened to be commenced against Marketer, except demands or claims for payment of less than $100,000; and (ii) any judgments, decrees, injunctions, temporary restraining orders, or administrative decisions entered against Marketer or any of its properties. In addition, Marketer shall promptly provide written notice to MPI of the occurrence of any event which would cause Marketer to be in violation of the Rules or which would cause any of the representations and warranties of Marketer set forth in this Agreement to become materially inaccurate or incomplete.

     (f) Marketer agrees to provide a quarterly marketing plan that includes a quarterly sales projection.

                          ARTICLE III - DUTIES OF MPI

SECTION  3.1     Maintenance  of  Accounts
                 -------------------------

     MPI shall maintain each Account established in accordance with the terms of this Agreement. MPI shall work with the System to allow Cardholders to access the Balance placed upon each Account pursuant to the deposits of funds into the Cardholder Settlement Account by Marketer. MPI's processor shall maintain a record of debits and credits between MPI' issuing bank and Cardholder with respect to a Card.

SECTION  3.2     Membership  in  System
                 ----------------------

     So long as Marketer is in full compliance with the terms of this Agreement, MPI shall retain its Membership in System in good standing and shall abide in all material respects by all the Rules applicable to MPI; provided, however, that MPI shall not be obligated to maintain such Membership if a System terminates MPI's Membership notwithstanding MPI's compliance with such Rules.

SECTION  3.3     Ownership  of  Cards  and  Cardholder  Information
                 --------------------------------------------------

     Marketer agrees that MPI or MPI' designee shall be the exclusive owner of all Cards, and the Cardholder relationships. Marketer agrees that it shall not disclose or release information concerning the Cards or a Cardholder's relationship with MPI to any other party. Marketer shall be the exclusive owner of all information supplied by applicants to Marketer and may market other products or services to applicants consistent with Marketer's posted privacy policy and in compliance with all applicable laws, rules, and regulations.

SECTION  3.4     Management  of  Card  Accounts
                 ------------------------------

     Marketer agrees that management of the Accounts shall be subject to the sole discretion of MPI. Without limiting the generality of the foregoing, Marketer agrees that nothing herein shall be deemed to require MPI to open or establish any particular number of Accounts or maintain any particular level or volume of deposits made in connection with the Accounts. In addition, all customer service, Card design, statement procedures, and similar matters pertaining to the Accounts shall be determined by MPI in its sole discretion.

          ARTICLE IV - COMPENSATION, CARD ACCOUNT INCOME AND EXPENSES

SECTION  4.1     Compensation  of  MPI
                 ---------------------

     As compensation for issuing the Cards and providing the services described in this Agreement, in addition to its indemnification and reimbursement obligations as provided herein, fees shall be identified in the Fee Schedule attached as Exhibit "B" to this Agreement and made a part hereof by this reference.

SECTION  4.2     Program  Revenues;  Card  Account  Income
                 -----------------------------------------

     Marketer and MPI shall be entitled to the Program Revenues and Card Account Income generated as a result of the Program as described in Exhibit "B" attached to this Agreement and made a part hereof by this reference.

SECTION  4.3     Expenses  of  MPI
                 -----------------

     MPI  shall  be  solely  responsible  for  the  following  expenses:

     (a) MPI's own internal costs and expenses incurred in connection with maintaining the Program;

     (b) All annual Membership fees relating to MPI's licenses with and Membership in any System utilized by the Program;

     (c) Such other services and expenses that MPI may deem necessary or appropriate for the Program and which are not the obligation of Marketer hereunder.

     (d) All fees payable to any System for the registration or renewal of Marketer, Third Party Clients, or other necessary entities as an Independent Sales Organization.

     (e) All fees and costs pertaining to the establishment of new CityplaceICA and BIN numbers for the Cards issued pursuant to the Program.

     (f) All fees and costs incurred in connection with the processing and servicing of the Cards.

     (g) All fraudulent or unauthorized transactions, chargebacks, or other returned payments accruing on Accounts.

     (h) All costs and expenses, including reasonable attorneys' fees, incurred by MPI in reviewing the Program Materials and related documents for compliance with the Rules.

     (i) All expenses associated with establishing and maintaining any accounts with, or receiving services from, any financial institution providing Settlement, if any.


SECTION  4.4     Expenses  of  Marketer
                 ----------------------

     Marketer  shall  be  solely  responsible  for  the  following:

     (a) All expenses associated with the marketing of Accounts incurred by Marketer.

     (b) Any additional costs associated with programming, development or designing not subject to the terms of this agreement.


                      ARTICLE V - LIMITATION OF LIABILITY

SECTION  5.1     Limitation  on  Liability
                 -------------------------

     MPI's total liability to Marketer for any loss or damage, direct or indirect, for any cause whatsoever, with respect to any and all claims arising out of or related to this Agreement shall not under any circumstances exceed the amount of fees paid to MPI pursuant to this Agreement during the prior six (6) months before said liability is established in a final non-appealable arbitration award or judgment or for the length of time the Agreement has been effective if the Agreement has not been in place for six (6) months.

SECTION  5.2     No  Special  Damages
                 --------------------

     In no event shall MPI or Marketer be liable to the other under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not MPI or Marketer has been advised of the possibility of such damages.

SECTION  5.3     Disclaimer  of  Warranties
                 --------------------------

     MPI SPECIFICALLY DISCLAIMS ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES.

            ARTICLE VI - REPRESENTATIONS AND WARRANTIES OF MARKETER.

SECTION  6.1     Marketer  represents  and  warrants  to  MPI  as  follows:

     (a) This Agreement is valid, binding and enforceable against Marketer in accordance with its terms.

     (b) Marketer is a Limited Liability Company duly organized, validly existing and in good standing under the laws of the State of Nevada and is authorized to do business in each state in which the nature of Marketer's activities makes such authorization necessary.

     (c) Marketer has the full power and authority to execute and deliver this Agreement and to perform all its obligations under this Agreement.

     (d) The provisions of this Agreement and the performance of each of its obligations hereunder do not conflict with any of Marketer's agreements, contracts, leases, or obligations to which Marketer is a party or by which Marketer is bound, including any exclusivity or other provisions of any other agreement to which Marketer or any related entity of Marketer is a party, and including its agreements with any other parties related to this Agreement. In addition, none of Marketer, its affiliates, or any related parties are prohibited by any obligation, whether contractual or otherwise, owed to any other party from performing the obligations of Marketer under this Agreement or participating in the activities of Marketer or otherwise participating in the marketing of Cards, and Marketer further warrants that none of Marketer, its affiliates, or any related parties has or will infringe upon the intellectual property rights or other rights of any other party in providing services hereunder or in connection with the activities of Marketer, the development of the Program Materials, or the marketing of the Cards.

     (e) Neither Marketer nor any principal of Marketer has been subject to any of the following:

          (i) Criminal conviction (except minor traffic offenses and other petty offenses); or

          (ii) Bankruptcy filing or petition within the past nine (9) years; or

          (iii) Federal or state tax lien; or

          (iv) Administrative or enforcement proceedings commenced by the Securities and Exchange Commission, any state securities regulatory authority, Federal Trade Commission, Federal or state MPI regulator, or any other state or Federal regulatory agency; or

          (v) Restraining order, decree, injunction, or judgment in any proceeding or lawsuit, alleging fraud, deceptive practices, or any other claims based on conduct relating to matters involving a contract with a financial institution on the part of Marketer or any principal thereof.

     (f) For purposes this section, the word "principal" shall include any person directly or indirectly owning ten percent (10%) or more of Marketer, any officer or director of Marketer, any person actively participating in the control of Marketer's business and any spouse of any of the foregoing.

     (g) There is not now pending or threatened against Marketer, any litigation or proceeding, judicial, tax or administrative, the outcome of which might materially adversely affect the continuing operations of Marketer.

     (i) Marketer is familiar with the Rules in the states in which Marketer does or may do business, including, without limitation, those laws, Rules and Regulations governing the marketing of debit cards and services.

                      ARTICLE VII - COVENANTS OF MARKETER

SECTION  7.1     The  parties  covenant  and  agree  follows:

     (a) It will comply with the Rules and any Rules and orders issued by the Regulatory Authorities which relate to the matters and transactions contemplated by this Agreement.

     (b) It will promptly give written notice to the other party of any material adverse change in the business, properties, assets, operations or condition, financial or otherwise, of either party and any pending, or a threat of, litigation involving a sum of one hundred thousand dollars ($100,000) or more and of all tax deficiencies and other proceedings before governmental bodies or officials affecting either party.

     (c) Upon request each party will provide the other party a list of any consumer complaints which it has received in connection with the Program during the preceding quarter, showing the name and address of each complaining Cardholder and a brief summary of the Cardholder's complaint.

                        ARTICLE VIII - TERM OF AGREEMENT

SECTION  8.1     Term
                 ----

     This Agreement is effective from the date hereof and shall extend for three
(3) year[s] (the "Original Term"). Thereafter, the Agreement shall annually renew for one year periods unless either party provides written notice of termination of the Agreement to the other party no less than sixty (60) days before the expiration of the current annual term.

SECTION  8.2     Termination
                 -----------

     (a) Either MPI or Marketer shall have the right to terminate this Agreement upon occurrence of one or more of the following events:

          (i) Failure by the other party to observe or perform, in any material respect, that party's obligations to the other party hereunder, so long as the failure is not due to the actions or failure to act of the terminating party, but only if the failure continues for a period of (a) thirty (30) days after the non-performing party receives written notice from the other party specifying the failure in the case of a failure not involving the payment of money, or (b) ten (10) days after the non-performing party receives written notice from the other party specifying the failure in the case of a failure to pay any amount then due hereunder;

          (ii) In the event any representation or warranty made to it by the other party is untrue and materially adverse to the terminating party as of the date made or delivered.

          (iii) The commencement of an involuntary proceeding or the filing of an involuntary proceeding or the filing of an involuntary petition in a court of competent jurisdiction seeking (a) relief in respect of the other party, or of a substantial part of its property or assets under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator or similar office for the other party or for a substantial part of its property or assets, or (c) the winding up or liquidation of the other party, if such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days.

          (v) Upon any change to or enactment of any law or regulation which would have a material adverse effect upon the Program, Marketer, or the Cardholders.

          (vi) Both Marketer and MPI mutually agree to terminate the Agreement.

     (b) Both parties shall have the right to terminate this Agreement immediately upon occurrence of one or more of the following events:

          (i) Any material default by the non-terminating party with respect to its obligations hereunder.

          (ii) If a Regulatory Authority or a System requires or requests that this Agreement be terminated.

     (c) Either party may terminate this Agreement by giving thirty (30) days advance written notice to the non-terminating party if the terminating party at any time determines that the continued operation of this Agreement may adversely affect the terminating party's safety and soundness, e.g. a threatened regulatory action against the terminating party based on its involvement in this Agreement.


SECTION  8.3     Disposition  of  Accounts
                 -------------------------

     In the event of any termination of this Agreement pursuant to Section 8.2, or the expiration of the term of this Agreement, this Agreement shall remain in full force and effect with respect to all provisions regarding the Cardholder Settlement Account, Compensation Account, and Loss Reserve Account; provided, however that MPI may place a hold upon any sums remaining in the accounts upon default by Marketer or termination of the Agreement under Section 8.2 and, thereafter, the sums remaining in the accounts shall be delivered to Marketer when MPI determines, in its reasonable discretion, that no additional charges, fees, settlement, or other liabilities are likely to be incurred in connection with the Program.

                          ARTICLE IX - CONFIDENTIALITY

SECTION  9.1     Confidential  Information
                 -------------------------

     Under this Agreement, the parties may be disclosing to each other certain confidential and proprietary information including customer lists, business plans, software, data, prototypes, documentation, customer information, employee personal data and other business and/or technical information (the "Information"). The Information may be disclosed in either oral or written form. The receiving party shall hold the Information in confidence and shall exercise a reasonable degree of care to prevent such disclosure of the Information, which is at least as great as the care such party normally takes to preserve its own proprietary Information. The receiving party shall use the Information only for the purpose of fulfilling its obligations under the Agreement; shall reproduce the Information only to the extent necessary for such purpose; shall restrict disclosure of the Information to its employees with a need to know or as required by any Regulatory Authority having jurisdiction over MPI; and shall advise such employees of the nondisclosure obligation assumed herein. The receiving party shall not disclose Information to any third party without prior written approval of the other party.

     The above restrictions on the use of disclosure of Information shall not apply to any Information:

     (a) which, as established by the receiving party's written records, is independently developed by the receiving party or its affiliated marketer or lawfully received free of restriction from another source having the right to so furnish such Information; or

     (b) after it has become generally available to the public without breach of this Agreement or any other Agreement to which Marketer is a party; or

     (c) which, as established by the receiving party's written records, at the time of disclosure to the receiving party was known to such party or its affiliate marketer free of restriction; or

     (d) which the disclosing party agrees in writing is free of such restrictions; or

     (e) which is disclosed by a third party not under an obligation of confidence; and

     (f) which the receiving party is required to disclose pursuant to a governmental or judicial order, provided that the receiving party notifies the disclosing party of the pending disclosure prior to such disclosure.

     All Information shall remain the property of the disclosing party and shall be returned upon written request or upon the receiving party's determination that it no longer has a need for such Information.

     The parties acknowledge that in the event either party breaches the terms of this Section 9.1, the non-breaching party shall be entitled to injunctive relief in addition to any other remedies that may be available to it at law or under the terms of the Agreement.

SECTION  9.2     Privacy  Law  Compliance
                 ------------------------

     Each party agrees that it shall obtain, use, and retain information concerning Cardholders and persons applying for Accounts only in compliance with all applicable state and federal laws and regulations concerning the privacy and confidentiality of such information, including the requirements of the federal Gramm-Leach-Bliley Act of 1999 and the regulations of the Federal Reserve Board set forth at 12 C.F.R. Part 216. Each such party shall not disclose or use information concerning Cardholders or persons applying for Accounts other than to carry out the purposes for which such information has been disclosed to it hereunder. Further Marketer shall require any Third Party Clients to maintain the confidentiality of said information in a similar fashion.

SECTION  9.3     Survival
                 --------

     The terms of this Article IX shall survive any termination or expiration of this Agreement.

                         ARTICLE X - GENERAL PROVISIONS

SECTION  10.1     Indemnification
                  ---------------

     (a) Marketer covenants and agrees to indemnify and hold harmless MPI, its parent or affiliates, and their respective officers, directors, employees and permitted assigns, as such, against any direct losses or expenses arising from any legal action, claim, demand or proceedings brought against any of them as a result of any misrepresentation, breach of warranty or non-fulfillment of a covenant of this Agreement on the part of Marketer; any act or omission of Marketer or its providers.

     (b) MPI covenants and agrees to indemnify and hold harmless Marketer and its parent or affiliates, and their respective officers, directors, employees, and permitted assigns, as such, against any direct losses or expenses arising from any legal action, claim, demand, or proceedings brought against any of them as a result of any misrepresentation, breach of warranty or non-fulfillment of a covenant of this Agreement on the part of MPI, or any claim relating to obligations owed to or by MPI or any third party retained by it (except to the extent that Marketer has agreed to fulfill such obligation under this Agreement); provided, that this provision shall not apply if such claim arises out of (i) an act of fraud, embezzlement or criminal activity by Marketer, (ii) , willful misconduct or bad faith by Marketer, or (iii) the failure of Marketer to comply with, or to perform its obligations under, this Agreement.

     (c) If any claim or demand is asserted against any party or parties (individually or collectively, the "Indemnified Party") by any person who is not a party to this Agreement in respect of which the Indemnified Party may be entitled to indemnification under the provisions of subsections (a) or (b) above, written notice of such claim or demand shall promptly be given to any party or parties (individually or collectively, the "Indemnifying Party") from whom indemnification may be sought. The Indemnifying Party shall have the right, by notifying the Indemnified Party within ten (10) days of its receipt of the notice of the claim or demand, to assume the entire control (subject to the right of the Indemnified Party to participate at the Indemnified Party's expense and with counsel of the Indemnified Party's choice) of the defense, compromise or settlement of the matter, including, at the Indemnifying Party's expense, employment of counsel of the Indemnifying Party's choice. If the Indemnifying Party gives notice to any Indemnified Party that the Indemnifying Party will assume control of the defense, compromise or settlement of the matter, the Indemnifying Party will be deemed to have waived all defenses to the claims for indemnification by the Indemnified Party with respect to that matter.
(a) The provisions of this Section 10.1 and Section 10.2 shall survive termination or expiration of this Agreement.

SECTION  10.2     Setoff  and  Other  MPI  Remedies
                  ---------------------------------

     In the event of any failure by either party to perform any of its obligations hereunder both parties shall have all rights and remedies available at law or in equity.

SECTION  10.3     Disclosure
                  ----------

     (a) Each party shall promptly notify the other of any action, suit, proceeding, facts and circumstances, and the threat of reasonable prospect of same, which might give rise to any indemnification hereunder or which might materially and adversely affect either party's ability to perform this Agreement.

     (b) Each party represents and warrants to the other that it has no knowledge of any pending or threatened suit, action, arbitration or other proceedings of a legal, administrative or regulatory nature, or any governmental investigation, against it or any of its affiliates or any officer, director, or employee which has not been previously disclosed in writing and which would materially and adversely affect its financial condition, or its ability to perform this Agreement.

SECTION  10.4     Relationship  of  Parties
                  -------------------------

     MPI and Marketer agree they are independent contractors to each other in performing their respective obligations hereunder. Nothing in this Agreement or in the working relationship being established and developed hereunder shall be deemed or is intended to be deemed, nor shall it cause, MPI and Marketer to be treated as partners, joint venturers, or otherwise as joint associates for profit.

SECTION  10.5     Governing  Law;  Arbitration
                  ----------------------------

     This Agreement shall be construed and performed in accordance with the laws of the State of California. In the event of any dispute between MPI and Marketer relating to this Agreement, or their performance under this Agreement, MPI and Marketer agree that such dispute will be resolved by means of arbitration by the National Arbitration Form, under the Code of Procedure then in effect, and judgment upon the award rendered by the arbitrator(s) may be entered Nevada and will be governed by Nevada law. In any dispute between the parties that is arbitrable under this Agreement, if the aggregate of all claims and the aggregate of all counterclaims each is an amount less than $50,000, the arbitration will be heard by a panel of one arbitrator. If the aggregate amount of the claims or counterclaims exceeds $50,000, the arbitration will be heard by a panel of three arbitrators. The arbitration decision will be binding upon MPI and Marketer. Each party will forfeit the dispute if this clause is not adhered to. Depositions may be taken and other discovery obtained during such arbitration proceedings to the same extent as authorized in civil judicial proceedings in the State of placeStateNevada. The arbitrator(s) will be limited to awarding compensatory damages and will have no authority to award punitive, exemplary or similar type damages. The prevailing party in the arbitration proceeding will be entitled to recover its expenses including the costs of the arbitration proceeding, expert witness fees and reasonable attorneys' fees.

SECTION  10.6     Severability
                  ------------

     In the event that any part of this Agreement is ruled by an arbitrator, court, Regulatory Authority, or other public or private tribunal of competent jurisdiction to be invalid or unenforceable, such provision shall be deemed to have been omitted from this Agreement. The remainder of this Agreement shall remain in full force and effect, and shall be modified to any extent necessary to give such force and effect to the remaining provisions, but only to such extent.

SECTION  10.7     Survival
                  --------

     All representations and warranties herein shall survive any termination or expiration of this Agreement.

SECTION  10.8     Successors  and  Third  Parties
                  -------------------------------

     Except as limited by Section 11.9 below, the rights and obligations hereunder shall bind, and inure to the benefit of the parties and their successors and permitted assigns. The duties of the parties hereunder are specific to the parties and shall not be delegated without the prior written consent of the other party, which shall not be unreasonably withheld or delayed. Nothing in this Agreement is intended to create or grant any right, privilege, or other benefit to or for any person or entity other than the parties hereto and their successors and permitted assigns.

SECTION  10.9     Assignments
                  -----------

     The rights and obligations of Marketer under this Agreement are personal and are not assignable either voluntarily or by operational law, without prior written consent from MPI.

SECTION  10.10     Notices
                   -------

     All notices, requests and approvals required by this Agreement shall be in writing, addressed/directed to the other party at the address/facsimile number set forth below, or at such other address of which the notifying party hereafter receives notice in conformity with this section. All such notices, requests, and approvals shall be deemed given upon the earlier of receipt of facsimile transmission during the normal business day or actual receipt thereof. All such notices, requests and approvals shall be addressed to the attention of:

     IF  TO  MPI  TO:          MERCHANT  PROCESSING  INTERNATIONAL,  INC.
                               18500  VON  KARMAN  SUITE  530
                               IRVINE,  CA  92612


     if  to  Marketer  to:     Berman  Marketing  Group,  Inc.




SECTION  10.11     Waivers
                   -------

     Neither party shall be deemed to have waived any of its rights, powers, or remedies hereunder except in writing signed by an authorized agent or representative of the party to be charged. Either party may, by an instrument in writing, waive compliance by the other party with any term or provision of this Agreement on the part of the other party to be performed or complied with. The waiver by either party of a breach of any term or provision of this Agreement shall not be construed as a waiver of any subsequent breach.

SECTION  10.12     Entire  Agreement;  Amendments
                   ------------------------------

     This Agreement constitutes the entire Agreement between the parties and supersedes all prior Agreements, understandings, and arrangements, oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought.

SECTION  10.13     Counterparts
                   ------------

     This Agreement may be executed and delivered by the parties in counterpart, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

SECTION  10.14     Refund  of  Application  Fee
                   ----------------------------

     MPI  agrees  to  refund  all  of Marketer's application fees (not to exceed
$10,000) if MPI does not issue requested Cards to qualified Cardholders as supplied by Marketer.

     IN WITNESS WHEREOF, this Agreement is executed by the parties' authorized officers or representatives and shall be effective as of the date first above written.

MARKETER:                         MERCHANT  PROCESSING  INTERNATIONAL,  INC.


By: __________________________    By: ___________________________

Its: _________________________    Its: __________________________

                                   SCHEDULE A
           REQUIRED SIGNATURE OF AUTHORIZED REPRESENTATIVE OF PARTNER

The signature below reflects that the company identified below ("Partner") warrants and represents thetruthfulness and completeness all of the following:

1. That Partner, jointly and severally with the MasterCard International Incorporated ("MasterCard") Member that is also the subject of and is a signatory to this application ("Member"), (i) agrees that MasterCard is the sole and exclusive owner of the Licensed Marks; shall indemnify and hold harmless MasterCard and all of its members, and their directors, officers, employees, and agents, against any claim, demand, loss, cost, liability and/or expense, including, without limitation, reasonable attorneys' fees and costs of investigation, resulting from, and/or arising in connection with, any act or omission by on behalf of Partner arising from or related to the program that is deemed by MasterCard to be a Special Issuing Program and that is the subject of this Special Issuing Program application (the "Program"); (ii) represents that it has read and will comply with MasterCard standards relating to the use of the Licensed Marks and Affinity or Co-Branded programs; (iii) agrees to be bound by said Rules and other standards, as may at any time hereafter be changed.

2. Partner authorizes Member to use Co-Brander's name and/or logo in connection with the Program.

3. That the Program is subject to and Partner will comply with the provisions of the bylaws, rules, operating regulations, policies and other standards of MasterCard, Cirrus System, LLC, Maestro International Incorporated and any applicable Maestro licensor, and Mondex International (collectively, the "Standards"), as such Standards may be amended from time to time and with the applicable terms of this application and the license set forth herein, and that MasterCard and, as applicable, Mondex, have sole authority to interpret and enforce those Standards.

4. That MasterCard shall have no liability to partner arising out of the program or its approval of the program.

5. That Partner will not announce, publicize, market, operate or modify the Program without the express prior written consent of MasterCard.

6. If Partner is a brokerage firm, Partner will ensure that (i) Member has the right at any time and in Member's sole discretion to terminate the Program; (ii) each card account is established by Member and not Partner; (iii) Member solely and at all times holds all card account receivables; (iv) only Member authorizes or permits any pre-approved card account revolving line of credit; and (v) Member provides the cardholder with a statement for any revolving account activity.

7. That MasterCard has the right at its sole discretion and at any time, upon notice, to immediately or at any other time specified require that the Program be modified in order to continue and to withdraw its consent to the Program and to audit Member and Member's records for compliance with the Standards and Program requirements.

8. To timely pay all Program assessments, fees, and other charges as Partner may become obligated to remit to MasterCard from time to time.

9. Partner agrees that all marketing materials used in connection with this program must be approved in advance by Member.

Name of Partner
Authorized Representative:
By ______________________________________
(Signature)
Name:
(Print)
Title : ___________________________________
Date ____________________________________
(C) 2003 MasterCard International Incorporated

                                   SCHEDULE B

                                  FEE SCHEDULE
                                  ------------

REVENUE SHARE:
--------------

MPI agrees to pay Marketer 80% (eighty percent) of all Card Account Income on a monthly basis. MPI agrees that any other income not stated in the definition of Card Account Income is subject to the 80% fee schedule detailed in this agreement.


     IN WITNESS WHEREOF, this Agreement is executed by the parties' authorized officers or representatives and shall be effective as of the date first above written.

MARKETER:                         MERCHANT  PROCESSING  INTERNATIONAL,  INC.


By: __________________________    By: ___________________________

Its: _________________________    Its: __________________________